VAN KAMPEN SERIES FUND, INC.
17a-7  (FUND TRADES WITH AFFILIATES)
FOR THE PERIOD JULY 1, 1999 - SEPTEMBER 30, 1999
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
TRANSACTION				SHARES/	LOCAL			US$
DATE		SECURITY		PAR	PRICE	CURRENCY	VALUE		SELLER
											BUYER


EUROPEAN EQUITY

07/01/99	Schneider Electric S.A.	110 	54.9000 	EU	$6,180 		VK International Magnum Fund
											VK European Equity Fund

09/20/99 	SSL International plc	1,100 	7.1000 		L	12,738 		MSDWIF Intl Sm Cap Port
  											VK European Equity Fund

GLOBAL EQUITY FUND

07/14/99 	Houghton Mifflin Co.	1,797 	48.6250 	US$	$87,377 	VK Global Equity Fund
											New Zealand Guardian Trust

07/14/99 	Houghton Mifflin Co.	700 	48.6250 	US$	34,036 		VK Global Equity Fund
											Fortis Series Fund

07/14/99 	Houghton Mifflin Co.	700 	48.6250 	US$	34,036 		VK Global Equity Fund
											MSDWUF Global Equity Fund

07/14/99 	Mediaset SPA		46,750 	16,878.0000 	IL	421,636 	*VK Global Equity Fund 											MS SICAV Global Equity Fund

07/14/99 	Mediaset SPA		39,000 	16,878.0000 	IL	351,739 	*VK Global Equity Fund
											MSIT Australian Unit Trust

07/14/99 	Mediaset SPA		13,700 	16,878.0000 	IL	123,560 	*VK Global Equity Fund
											Spicers Financ Service Ltd.

07/14/99 	Mediaset SPA		3,304 	16,878.0000 	IL	29,799 		*VK Global Equity Fund 											New Zealand Guardian Trust

07/14/99 	Mediaset SPA		1,000 	16,878.0000 	IL	9,018	 	*VK Global Equity Fund
											MSDWUF Global Equity Fund

07/15/99 	NCR Corporation		39,700 	52.6250 	US$	2,089,143 	VK Global Equity Fund
											MS SICAV Global Equity Fund

07/15/99 	NCR Corporation		1,550 	52.6250 	US$	81,566 	 	VK Global Equity Fund
											Fortis Series Fund


INTERNATIONAL MAGNUM FUND

07/01/99 	Schneider Electric S.A.	110 	54.9000 	EU	$6,180 		VK International Magnum Fund
											VK European Equity Fund

09/20/99 	SSL International plc	4,400 	7.1000 		L	50,953 		VK International Magnum Fund
											MSDWIF Intl Sm Cap Portfolio
*  Mediaset SPA trades canceled on 7/15/99
EU - 	European Currency Unit
US$ -	US Dollar
IL -	Italian Lira
L -	British Pounds
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